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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): October 24, 2002



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


   Delaware                      0-23223                       06-1331400
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5.   Other Events and Regulation FD Disclosure.

On October 24, 2002, the Registrant issued a press release announcing its financial results for the third quarter which ended September 30, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

Exhibit Number                      Description

99.1                                Press Release dated October 24, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CURAGEN CORPORATION
                                        (Registrant)



Date: October 24, 2002                  By: /s/ David M. Wurzer
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                                        Name:  David M. Wurzer
                                        Title: Executive Vice President and
                                               Chief Financial Officer